EXHIBIT 4.1

NUMBER

DWA

©SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

BLUE LINE IS FOR TRIM POSITION ONLY AND DOES NOT PRINT.

DREAMWORKS

ANIMATION SKG™

SHARES

COMMON SHARES

THIS CERTIFICATE IS TRANSFERABLE

IN NEW YORK, NY

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP 26153C 10 3

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

DREAMWORKS ANIMATION SKG™

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

DREAMWORKS ANIMATION SKG™

CORPORATE

SEAL

DELAWARE

2004

COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER

SECRETARY

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: J. DICKINSON: 773-429-0698

ETHER 19 / LIVE JOBS / D / DREAMWORKS / 17570 ver. A

PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714

PROOF OF OCTOBER 21, 2004

DREAMWORKS ANIMATION, SKG

TSB 17570 FACE_version A

OPERATOR:

Ron/TERESA

REV. 1

COLORS SELECTED FOR PRINTING: Background and logo images are 300 dpi; SUITABLE FOR PRINTING; will print in process colors. Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian

(Cust)

(Minor)

under Uniform Gifts to Minors

Act

(State)

UNIF TRF MIN ACT — Custodian (until age )

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY

711 ARMSTRONG LANE

COLUMBIA, TENNESSEE 38401

(931) 388-3003

SALES: J. DICKINSON: 773-429-0698

ETHER 19 / LIVE JOBS / D / DREAMWORKS / 17570 BACK

PRODUCTION COORDINATOR: MIKE PETERS: 931-490-1714

PROOF OF OCTOBER 21, 2004

DREAMWORKS ANIMATION, SKG

TSB 17570 BACK

OPERATOR:

TERESA

NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: OK AS IS OK WITH CHANGES MAKE CHANGES AND SEND ANOTHER PROOF